UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
First Eagle Private Credit Fund
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Meeting”) of First Eagle Private Credit Fund (the “Company”), a Delaware statutory trust, to be held virtually on June 17, 2026, at 10:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/FEPCF2026. Holders of record of common shares of beneficial interest of the Company, par value $0.001 per share, at the close of business on March 31, 2026 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Meeting are given in the accompanying Notice of Virtual 2026 Annual Meeting of Shareholders and proxy statement. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are being made available to shareholders on or about April 30, 2026. Your vote is very important to us.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. You can vote your shares at the Meeting and any adjournments or postponements thereof if the Company’s records show that you were a shareholder of record as of the close of business on March 31, 2026, the record date for the Meeting.

It is important that your shares be represented at the Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Meeting, we urge you to complete a proxy as promptly as possible—by Internet, telephone or mail—so that your shares will be voted at the Meeting. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Meeting. Voting by proxy does not deprive you of your right to participate in the Meeting.

No matter how many or few shares you own, your vote and participation are very important to us.

Sincerely,

David O’Connor

President

April 30, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2026.

The accompanying proxy statement and the Annual Report are available at www.sec.gov and www.proxyvote.com.

NOTICE OF VIRTUAL 2026 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of First Eagle Private Credit Fund:

The 2026 Annual Meeting of Shareholders (the “Meeting”) of First Eagle Private Credit Fund (the “Company”), a Delaware statutory trust, will be conducted virtually, solely by the means of remote communication, on June 17, 2026, at 10:00 a.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/FEPCF2026

AT THE MEETING, IN ADDITION TO TRANSACTING SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SHAREHOLDERS WILL CONSIDER AND VOTE ON THE FOLLOWING PROPOSALS:

1.

Shareholders are being asked to elect two (2) trustees of the Company (each, a “Trustee,” and collectively, the “Trustees”), to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

These proposals are discussed in greater detail in the accompanying proxy statement.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” the election of the nominees (collectively, the “Nominees”) proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of PwC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. You can vote your shares at the Meeting and any adjournments or postponements thereof if the Company’s records show that you were a shareholder of record as of the close of business on March 31, 2026, the record date for the Meeting.

You have the right to receive notice of, and to vote at, the Meeting if you were a shareholder of record of common shares of beneficial interest of the Company, par value $0.001 per share, at the close of business on March 31, 2026.

Shareholders, whether or not they expect to be present at the Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it any time prior to the Meeting and shareholders who participate at the Meeting may withdraw their proxies and vote online.

We are not aware of any other business, or any other Nominees for election as Trustees, that may properly be brought before the Meeting.

By order of the Board of Trustees of First Eagle Private Credit Fund

William Karim

Deputy General Counsel and Secretary

New York, NY

April 30, 2026

Location:

Online Meeting Only - No Physical Meeting Location

www.virtualshareholdermeeting.com/FEPCF2026

Vote by:

You can vote for the election of the Nominees and on the ratification of the appointment of PwC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 via the internet, by telephone, or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying proxy statement.

Date & Time:

June 17, 2026,

10:00 a.m., Eastern Time

Record Date:

March 31, 2026

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not otherwise incorporated by reference into, this proxy statement.

i

VIRTUAL 2026 ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 17, 2026

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of First Eagle Private Credit Fund (the “Company,” “we,” “us” or “our”) for use at the Company’s virtual 2026 Annual Meeting of Shareholders (the “Meeting”) to be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are being made available to shareholders on or about April 30, 2026.

We encourage you to vote your shares electronically via the Internet, by telephone or by signing, dating and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it any time prior to the Meeting and shareholders who participate at the Meeting may withdraw their proxies and vote online. If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the proxy card, and the Company receives your voting instructions by 11:59 PM Eastern Time on June 16, 2026, the persons named as proxies will vote your shares in the manner that you specified.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the Meeting and the voting of shares at the Meeting.

Where and when will the Meeting be held?

The Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the Meeting will only be conducted via live webcast. The Meeting will be held on June 17, 2026, at 10:00 a.m., Eastern Time.

How do I attend and vote my shares at the Meeting?

This year’s Meeting will be a completely “virtual” meeting of shareholders. To participate in the Meeting, visit www.virtualshareholdermeeting.com/FEPCF2026. If you virtually attend the Meeting, you can vote your shares electronically and submit your questions during the Meeting. A summary of the information you need to attend the Meeting and vote via the Internet is provided below:

•	instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.virtualshareholdermeeting.com/FEPCF2026;

•	assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/FEPCF2026 on the day of the Meeting;

•	shareholders may vote and submit questions while attending the Meeting via the Internet; and

•	you will need your 16-digit control number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Meeting and to vote during the Meeting.

If you hold shares through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 9:45 a.m., Eastern Time on June 17, 2026. Please allow time for online check-in procedures.

Who can vote?

You are entitled to attend and participate in the Meeting only if you are a record shareholder of common shares of beneficial interest of the Company, par value $0.001 per share, as of the close of business on the record date for the Meeting, which is March 31, 2026 (the “Record Date”), or you hold a valid proxy for the Meeting.

What is this document and why have I received it?

This proxy statement and the enclosed proxy card are being furnished to you, as a shareholder of First Eagle Private Credit Fund, because the Board of Trustees is soliciting your proxy to vote at the Meeting. This proxy statement contains information that shareholders should consider before voting on the proposals to be presented at the Meeting.

How can I access the proxy statement and the Annual Report?

This proxy statement and the Annual Report, including audited financial statements for the fiscal year ended December 31, 2025, are available upon request, without charge, by writing to the Company at c/o First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105 or via the Internet at www.FEPCF.com, www.sec.gov or proxyvote.com.

What am I voting on?

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, shareholders will consider and vote on the following proposals as to the Company:

1.

Shareholders are being asked to elect two (2) trustees of the Company (each, a “Trustee,” and collectively, the “Trustees”), to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board of Trustees unanimously recommends that you (i) vote “FOR” the election of the nominees (each, a “Nominee,” and collectively, the “Nominees”) proposed by the Board of Trustees and described in this proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of PwC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. You can vote for the Nominees and on the other matter electronically.

These proposals are discussed in greater detail in this proxy statement.

What constitutes a quorum?

The presence in person or by proxy of the shareholders holding fifty percent of the outstanding shares of the Company (without regard to class or series) shall constitute a quorum at the Meeting for purposes of conducting business. Whether or not a quorum is present, any meeting of shareholders may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the Record Date. A shareholder vote may be taken on one of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies that they are required to vote “FOR” a proposal in favor of such adjournment and will vote those proxies that they are required to vote “AGAINST” a proposal (or “WITHHOLD” votes with respect to a proposal) against such adjournment.

What is the required vote for approval of each proposal?

Election of Trustees. The affirmative vote of a plurality of all the votes cast in the election of Trustees at the Meeting is required to elect the Nominees. Plurality voting simply means that the Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because the Nominees are running unopposed, they will be elected to the Board of Trustees so long as a quorum is present and a single vote is cast in favor of their election.

Ratification of appointment of independent registered public accounting firm. The affirmative vote of a majority of common shares of beneficial interest present in person or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PwC to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. The ratification of the appointment of PwC as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm, in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

Will I be able to participate in the online annual meeting on the same basis as I would be able to participate in a live meeting?

The Meeting will be held in a virtual meeting format only. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world. We designed the format of the Meeting to ensure that our shareholders who attend our Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

•	providing shareholders with the ability to submit appropriate questions real-time via the Meeting website, limiting questions to one per shareholder unless time otherwise permits; and

•	answering as many questions submitted in accordance with the Meeting rules of conduct as possible in the time allotted for the Meeting without discrimination.

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. If you encounter any difficulties while accessing the Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the Meeting registration page 15 minutes prior to the start time of the Meeting. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, Edge and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

What are “broker non-votes”?

When a bank or broker has not received instructions from the beneficial owner of any common shares of beneficial interest of the Company held of record by a broker or its nominees on behalf of beneficial owners (“Broker Securities”) or persons entitled to vote any Broker Securities, and the bank or broker cannot vote on a particular matter because it is not “routine,” then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Meeting and will have no effect on the result of the election of Nominees to the Company’s Board of Trustees.

How do I authorize a proxy to vote my shares?

To authorize a proxy to vote electronically via the Internet, go to www.proxyvote.com and follow the instructions. Please have your proxy card in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet. If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-800-690-6903 and following the recorded instructions. You will need the 16-digit control number included on your proxy card in order to record your voting instructions by telephone. If you hold shares through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 9:45 a.m., Eastern Time on June 17, 2026. Please allow time for online check-in procedures. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares in accordance with your instructions.

You may cast one vote for each share of common shares of beneficial interest of the Company that you owned as of the Record Date for each matter submitted for a vote at the Meeting. Each share of the Company’s common shares of beneficial interest has equal voting rights with all other shares of the Company’s common shares of beneficial interest, which is the only class of voting securities outstanding of the Company. As of the close of business on the Record Date, the Company had 12,418,134 common shares of beneficial interest outstanding.

The close of business on March 31, 2026 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of, and to vote at, the Meeting and all adjournments or postponements thereof. This proxy statement and the accompanying materials were made available to shareholders on or about April 30, 2026.

What if other matters come up at the Meeting?

At the date this proxy statement went to press, we did not know of any matters to be properly presented at the Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Meeting for consideration, and you are a shareholder of record and you are present at the Meeting you may vote on such matters, or if you have authorized a proxy to vote your shares, the persons named in the proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to the Company at the below address prior to the date of the Meeting. Your attendance at the Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to First Eagle Private Credit Fund, 1345 Avenue of the Americas, New York, NY 10105, Attention: Deputy General Counsel and Secretary.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. or its designee will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

The Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Advisers or the Administrator (as each such term is defined below) and their affiliates. No additional compensation will be paid to such regular employees for such services. The Company will reimburse brokers and other persons holding shares in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of the Adviser (as such term is defined below) is 1345 Avenue of the Americas, New York, NY 10105 and the principal address of the Subadviser (as such term is defined below) and the Administrator is 500 Boylston Street, Suite 1200, Boston, MA 02116.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” each proposal listed in the Notice of Virtual 2026 Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

PROPOSAL 1: ELECTION OF NOMINEES TO THE COMPANY’S BOARD OF TRUSTEES

Nominees for the Company’s Board of Trustees

The Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the Nominees, each of whom is currently a Trustee. Nancy Hawthorne and Patrick Coyne have been nominated by the Board for election to a three-year term to expire at the Company’s 2029 Annual Meeting of Shareholders and until such Trustee’s successor is duly elected and qualified.

Trustee/Nominee	Class	Expiration of Term if Elected
Nancy Hawthrone	Class I	2029 Annual Meeting
Patrick Coyne	Class I	2029 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Nominee named above. Each Nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Nominee or Nominees. No person being nominated by the Company as a Trustee is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of the Broker Securities.

Information about each Trustee/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warrants their consideration as a candidate to the Board of Trustees.

The Board of Trustees based their decision to nominate each Nominee upon the following: his or her character and integrity; his or her accomplishments in his or her respective fields; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and each Nominee not being an “interested person” of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). No factor, by itself, was controlling. In addition to the information provided in the table below, each Trustee possesses the following attributes: Ms. Hawthorne, experience as an executive and service as a board member; Mr. Chandhok, experience as an investment professional and service as a board member; Mr. Coyne, experience as an investment professional and service as a board member; Mr. George, experience as an investment professional and service as a board member; Mr. Smith, experience as an executive and investment professional and service as a board member; and Mr. O’Connor, service as a board member and leadership roles with FEIM. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Biographical Information

Nominees

Nancy Hawthorne Independent Trustee (Chair)

• Year of Birth: 1951 • Trustee Since: 2023	• Committees: Audit Committee Nominating and Governance Committee

Biographical Information: From 2014 to 2023, Ms. Hawthorne served as founder and Partner of Hawthorne Financial Advisors, LLC, a registered investment advisor. In addition, Ms. Hawthorne served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm from August 2001 through December 2015. From 1997 to 1998, she served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne serves on the board of directors of Avid Technologies, where she has served as lead independent director since October 2014 and also from January 2008 to December 2011, interim Chief Executive Officer from August 2007 through December 2007, and chairperson from May 2004 to May 2007. Ms. Hawthorne is a director of the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company. She has also served on the board of Charles River Associates, a public consulting firm since December 2014. She previously served on the Investment Committee at Wellesley College. Ms. Hawthorne has a B.A. from Wellesley College and an M.B.A. from Harvard Business School.

Patrick Coyne Independent Trustee

• Year of Birth: 1963 • Trustee Since: 2023	• Committees: Audit Committee

Biographical Information: Mr. Coyne retired as President and CEO of Delaware Investments in 2015. After joining Delaware Investments in 1990, Mr. Coyne served in various investment capacities ranging from co-head of fixed income to CIO of the equity department. Mr. Coyne currently serves as chair of the Archdiocese of Philadelphia’s Investment Committee, chair of the Barra Foundation’s Investment Committee, past chair of the Agnes Irwin School’s Investment Committee, director of The Philadelphia Contributionship, for which he also serves as the chair of the investment committee, and as a director for the Reinvestment Fund’s mutual fund assets. Mr. Coyne has also served as a board member of Kaydon Corporation, a publicly traded manufacturing company. Mr. Coyne is currently a founder and partner in Windy Bay Partners, a privately held investment partnership. Mr. Coyne is a graduate of Harvard University and the University of Pennsylvania’s Wharton School of Business.

Required Vote

The election of each of Ms. Hawthorne (Class I) and Mr. Coyne (Class I) as Trustee requires the affirmative vote of the holders of a plurality of the votes cast by holders of the Company’s common shares of beneficial interest represented at the Meeting, if a quorum is present. Plurality voting simply means that the number of Nominees getting the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal. Because the Nominees are running unopposed, they will be elected to the Board of Trustees so long as a single vote is cast in favor of their election.

THE COMPANY’S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ELECTION OF THE COMPANY’S NOMINEES.

Additional Information about each Trustee/Nominee and the Company’s Officers

Set forth in the table below are the Trustees/Nominees and officers (each, an “Officer,” and collectively, the “Officers”) of the Company, as well as their birth year, information relating to their respective positions held with the Company, their principal occupations during at least the past five years and, for Trustees only, the number of portfolios in the Fund Complex (as defined below) overseen by them and other directorships held by them during at least the past five years, if any.

The Trustees have been divided into two groups: the interested Trustee (the “Interested Trustee”) and the independent Trustees (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). An Interested Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. An Independent Trustee is a person that is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During the Past Five Years
INDEPENDENT TRUSTEES
Nancy Hawthorne* (born 1951)	Trustee (Chair)	Trustee Since March 2023 Term Expires: 2026 Term Expires (if elected): 2029	Founder and Partner, Hawthorne Financial Advisors, LLC (2014-2023)	2	Trustee, First Eagle Global Opportunities Fund; Trustee, First Eagle Credit Opportunities Fund (2020-2022); Chairperson of the Board of First Eagle Alternative Capital BDC, Inc. (2020-March 2023); Director, Avid Technology, Inc. (provider of an open and integrated technology platform); Trustee, Brighthouse Financial (formerly known as the MetLife Funds) (family of mutual funds—73 funds overseen) (since 2003); Director, CRA International, Inc. (global consulting firm) (2014-2022)

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During the Past Five Years

Rajender Chandhok (born 1949)	Trustee	Trustee Since March 2023 Term Expires: 2027	Vice President, Investments and Trust Administration at Northrop Grumman (aerospace and defense) (2003-2021)	2	Trustee, First Eagle Global Opportunities Fund

Patrick Coyne* (born 1963)	Trustee	Trustee Since March 2023 Term Expires: 2026 Term Expires (if elected): 2029	Director and Chair of the Investment Committee, The Philadelphia Contributionship (property and casualty insurance company that is a non-listed mutual fund) (since 2022); Consultant, Diffractive Managers Group (private company investing in asset management and insurance) (since 2020); Director, Reinvestment Fund’s mutual fund assets (non-profit community development investment corporation) (since 2017); Founder and Partner, Windy Bay Partners (privately held investment partnership) (since 2016); Formerly, Chair, Archdiocese of Philadelphia’s Investment Committee (2015-2022)	2	Trustee, First Eagle Global Opportunities Fund

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During the Past Five Years

Stuart George (born 1968)	Trustee	Trustee Since March 2023 Term Expires: 2028	Director, Helena Devereaux Foundation (non-profit foundation) (since 2023); Treasurer, Board of Directors for Heights Philadelphia (nonprofit organization supporting urban high school and college students) (since 2018); Individual Investor (since 1997); Global Head of Equity Trading, Macquarie Investment Management (1997-2021)	2	Trustee, First Eagle Global Opportunities Fund

Laurence Smith (born 1958)	Trustee	Trustee Since March 2023 Term Expires: 2027	Chairman, Chief Investment Officer, and Founding Partner, Third Wave Global Investors (global macro investment advisory) (2004-2021)	2	Trustee, First Eagle Global Opportunities Fund; Director, Horton Point & Amplified Technology Holdings (financial technology) (since 2016); Trustee, Montefiore Health System (since 2015); Trustee, Healthcare Trustees of New York State (since 2018); Director, Student-Run Investment Fund Board, University of Florida (since 2012); Immediate Past Chair, White Plains Hospital (since 2022); Trustee of The Healthcare Association of New York State (since 2025); Director, Mirae Asset Emerging Markets Funds (2020-2023); Chairman of the Board of Directors, White Plains Hospital (2015-2022)

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During the Past Five Years
INTERESTED TRUSTEE(3)

David O’Connor (born 1966)	President; Chief Executive Officer; Trustee	Trustee Since March 2023 Term Expires: 2028	General Counsel, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; General Counsel and Manager, FEF Distributors, LLC; General Counsel, First Eagle Real Estate Debt Fund ; Director, First Eagle Amundi; Director, First Eagle Amundi Alternative Credit SICAV; Director, First Eagle Funds (Ireland) ICAV; President and Chief Executive Officer, First Eagle Global Opportunities Fund; Managing Director, First Eagle Investment Management GmbH; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC	2	Trustee, First Eagle Global Opportunities Fund; Director, First Eagle Amundi; Director, First Eagle Funds (Ireland) ICAV; Director, First Eagle Investment Management, Ltd; Managing Director, First Eagle Investment Management GmbH

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Laurence Paredes (born 1968)	General Counsel	Since November 2025 Term of Office: Indefinite	Deputy General Counsel, First Eagle Investment Management, LLC. Prior to August 2025, Managing Director for BlackRock Global Credit and Private Debt Product Structuring & Fund Board Engagement Lead for BlackRock’s Global Private Debt Business & Product Strategy team; Secretary of BlackRock TCP Capital Corp., BlackRock Direct Lending Corp., BlackRock Private Credit Fund, and BlackRock Capital Investment Corporation. Prior to 2023, General Counsel and Secretary for BlackRock TCP Capital Corp., BlackRock Direct Lending Corp., BlackRock Private Credit Fund, and BlackRock Capital Investment Corporation. From 2008 to 2023, Managing Director in the BlackRock Legal & Compliance Department, where he served as General Counsel to BlackRock’s BDCs and also supported BlackRock’s U.S. registered funds business and BlackRock’s U.S. Wealth Advisory business.

Robert Marks (born 1991)	Chief Compliance Officer	Since November 2025 Term of Office: Indefinite	Chief Compliance Officer, First Eagle Alternative Credit LLC; prior to September 2025, Senior Compliance Officer and Manager, Golub Capital; prior to 2022, Compliance Director for BDT & Company

Jennifer Wilson (born 1972)	Chief Financial Officer/ Treasurer	Since March 2023 Term of Office: Indefinite	Chief Accounting Officer, First Eagle Alternative Credit, LLC; Chief Accounting Officer, First Eagle Credit Opportunities Fund

Smriti Kodandapani (born 1983)	Deputy General Counsel/ Assistant Secretary	Since March 2023 Term of Office: Indefinite	Deputy General Counsel and Director, First Eagle Investment Management, LLC; Deputy General Counsel and Secretary, First Eagle Global Opportunities Fund

William Karim (born 1980)	Deputy General Counsel/Secretary	Deputy General Counsel since March 2023/ Secretary since August 2025 Term of Office: Indefinite	Deputy General Counsel, First Eagle Alternative Credit, LLC; Associate General Counsel, First Eagle Credit Opportunities Fund

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years

Sheelyn Michael (born 1971)	Deputy General Counsel	Since March 2023 Term of Office: Indefinite	Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Investment Management, Ltd; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Deputy General Counsel, First Eagle Global Opportunities Fund

Michael Luzzatto (born 1977)	Vice President	Since March 2023 Term of Office: Indefinite	Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds; Vice President, First Eagle Credit Opportunities Fund; Vice President, First Eagle Global Opportunities Fund

Casey Walker (born 1985)	Assistant Secretary	Since March 2023 Term of Office: Indefinite	Vice President, First Eagle Investment Management, LLC; Assistant Secretary, First Eagle Funds and First Eagle Variable Funds; Assistant Secretary, First Eagle Global Opportunities Fund

*	Trustee/Nominee.

(1)	The address of each Trustee/Nominee and Officer is c/o the Deputy General Counsel and Secretary of the Company, 1345 Avenue of the Americas, New York, NY 10105.
(2)	The “Fund Complex” consists of the Company and First Eagle Global Opportunities Fund.
(3)	“Interested person,” as defined in the 1940 Act, of the Company. Mr. O’Connor is an interested person of the Company due to his affiliation with the Adviser.

The Investment Advisers and Administrator

First Eagle Investment Management, LLC is the Company’s investment adviser (the “Adviser” or “FEIM”), and First Eagle Alternative Credit, LLC is the Company’s investment subadviser (the “Subadviser” or “FEAC,” and, together with the Adviser, the “Advisers”). The Adviser’s business address is 1345 Avenue of the Americas, New York, NY 10105. The Subadviser’s business address is 500 Boylston Street, Suite 1200, Boston, MA 02116.

First Eagle Alternative Credit, LLC is also the administrator for the Company (in such capacity, the “Administrator”). The Administrator’s business address is 500 Boylston Street, Suite 1200, Boston, MA 02116.

As of September 5, 2025, Napier Park Global Capital LLC (“Napier Park”), which is also wholly-owned by FEIM, and FEAC investment activities are unified under Napier Park’s management.

Corporate Governance Matters

The Company does not have a hedging policy for its executive officers and Trustees at this time.

The Company does not require Trustees to attend the annual meeting of shareholders. The Meeting is the Company’s first annual meeting of shareholders.

Executive Officer Compensation

None of the Officers receive direct compensation from us. The compensation based on the allocable time of our Chief Financial Officer and Chief Compliance Officer is paid by the Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us.

Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to the Officers and Trustees.

Trustee Compensation

Prior to March 12, 2026, each Independent Trustee received an annual fee of $50,000, if the Company’s net assets were less than $300.0 million, or an annual fee of $75,000, if the Company’s net assets were greater than or equal to $300.0 million. As of March 12, 2026, each Independent Trustee receives an annual fee of $75,000. We also pay the Independent Trustees $2,000 per regular board meeting, and $1,000 per ad hoc meeting, attended in person or by other communications equipment by means of which all persons participating in the meeting can hear each other, plus reimbursement of reasonable out of pocket expenses incurred in connection with in-person attendance at such meetings. In addition, we pay all members of the Audit Committee and the Nominating and Governance Committee an annual fee of $5,000 for their additional services in these capacities. The Chairpersons of the Audit Committee and the Nominating and Governance Committee are also each paid an additional annual fee of $5,000 for their additional services in these capacities. The Chairperson of the Board is also paid an annual fee of $25,000 for her additional services in this capacity. In addition, we purchase trustees’ and officers’ liability insurance on behalf of our Trustees and Officers.

No compensation is paid to the Interested Trustee.

The following table sets forth certain information regarding the compensation of the Independent Trustees for the fiscal year ended December 31, 2025.

Name of Trustee/Nominee	Total Compensation Earned From the Company(1)	Total Compensation Earned From the Fund Complex(2)
Nancy Hawthorne (3)	$121,000	$191,000
Rajender Chandhok	$91,000	$151,000
Patrick Coyne	$91,000	$151,000
Stuart George (4)	$91,000	$151,000
Laurence Smith (5)	$101,000	$166,000

(1)	The Company does not have a profit-sharing plan, and the Trustees do not receive any pension or retirement benefits from the Company.
(2)	The “Fund Complex” consists of the Company and First Eagle Global Opportunities Fund.
(3)	Includes compensation as Chairperson of the Board.
(4)	Includes compensation as Chairperson of the Nominating and Governance Committee.
(5)	Includes compensation as Chairperson of the Audit Committee.

The Board of Trustees met five times during the fiscal year ended December 31, 2025. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any committee of which he or she is a member.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires executive officers and trustees and persons who beneficially own more than 10% of any class of a company’s common shares to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of reports or written representations from such persons, we believe that our executive officers and Trustees have complied in a timely manner with all applicable Section 16(a) filing requirements.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of March 31, 2026, the beneficial ownership of each Trustee, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares, and the executive officers and Trustees as a group. Percentage of beneficial ownership is based on 12,418,134 shares outstanding as of March 31, 2026. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. Ownership information for those persons who beneficially own 5% or more of our shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Unless otherwise indicated, the address of all executive officers and trustees is c/o Deputy General Counsel and Secretary of the Company, 1345 Avenue of the Americas, New York, NY 10105.

Trustees and Executive Officers
Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Held
Interested Trustee
David O’Connor	—	*
Independent Trustees
Nancy Hawthorne	—	*
Rajender Chandhok	—	*
Patrick Coyne	—	*
Stuart George	—	*
Laurence Smith	—	*
Executive Officers Who Are Not Directors
Robert Marks	—	*
Jennifer Wilson	—	*
Laurence Paredes	—	*
Smriti Kodandapani	—	*
William Karim	—	*
Sheelyn Michael	—	*
Michael Luzzatto	—	*
Casey Walker	—	*
All Trustees and Executive Officers as a Group (14 Persons)
5% or More Holders:
FEPCF Founders Fund, L.P., FEPCF Founders Fund, G.P. LLC, First Eagle Alternative Credit, First Eagle Investment Management and First Eagle Holdings, Inc.(1)	8,306,791	66.9%
Florida Power & Light Company Qualified Decommissioning Trust for Turkey Point and St. Lucie Nuclear Plants (2)	4,097,524	33.0%

*	Less than 1%
(1)	FEPCF Founders Fund GP LLC (“Founders Fund GP”) is the sole general partner of FEPCF Founders Fund L.P. (“Founders Fund”). FEAC is the investment advisor to Founders Fund and sole member of Founders

Fund GP. FEIM is the sole and managing member of FEAC. First Eagle Holdings, Inc. (“FEH”) is the managing member of FEIM. Founders Fund, Founders Fund GP, FEAC, FEIM and FEH maintain the shared power to vote or dispose of 8,306,791 shares consisting of 4,936 common shares of beneficial interest of the Fund held directly by FEIM and 8,301,855 common shares of beneficial interest of the Fund held directly by Founders Fund. The address of the principal business office of FEIM and FEH is 1345 Avenue of the Americas, 48th Floor, New York, NY 10105. The address of the principal business office of Founders Fund, Founders Fund GP and FEAC is 500 Boylston Street, Suite 1200, Boston, MA 02116.
(2)

Based solely on a Schedule 13D and amendments thereto filed by NextEra Energy, Inc. (“NextEra Energy”) and Florida Power & Light Company (“FPL”). NextEra Energy is a holding company and conducts its operations principally through its wholly owned subsidiaries, FPL and, indirectly through certain other entities. FPL has the power and authority to direct the investment and voting decisions of the trustee of the Florida Power & Light Company Qualified Decommissioning Trusts for Turkey Point and St. Lucie Nuclear Plants (the “Trust”). The Trust directly owns the common shares of beneficial interest of the Fund. Based on such filings, NextEra Energy and FPL maintain the shared power to vote or dispose of 4,097,524 shares. The address of the principal business office of NextEra Energy and FPL is 700 Universe Boulevard, Juno Beach, Florida 33408.

Dollar Range of Equity Securities Beneficially Owned by Trustees/Nominees

The following table sets forth the dollar ranges of the equity securities of the Company and, on an aggregate basis, of the Fund Complex that are beneficially owned by each of our Trustees as of March 31, 2026.

Trustee/Nominee	Dollar Range of Equity Securities in the Company (1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Interested Trustee
David O’Connor	None	None
Independent Trustees
Nancy Hawthorne	None	None
Rajender Chandhok	None	None
Patrick Coyne	None	None
Stuart George	None	None
Laurence Smith	None	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)	The categories of dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000 or over $100,000.
(3)	The “Fund Complex” consists of the Company and First Eagle Global Opportunities Fund.

Leadership Structure of the Board of Trustees

The Board of Trustees is currently composed of six Trustees, five Independent Trustees and one Interested Trustee. Nancy Hawthorne serves as Chairperson of the Board. The Board believes that it is in the best interests of the shareholders for Nancy Hawthorne to lead the Board because of her familiarity with our business and investment objective, her broad experience with the day-to-day management and operation of other investment funds and her significant background in the financial services industry, as described above. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual Trustees and the committees in a manner that enhances effective oversight. The committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

Oversight of Risk Management

The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are composed solely of Independent Trustees, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of the Adviser. In some cases, risk management is delegated to other service providers, including FEAC with respect to credit risk management, but in all cases risk management is subject to the supervision of the Adviser. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Adviser and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Adviser, as appropriate, regarding risks faced by the Company and management’s or its service providers’ risk functions.

The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and the Advisers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Trustees

The Board currently has two committees: an Audit Committee and a Nominating and Governance Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee. The Audit Committee is presently composed of five persons: Mr. Smith (Chairperson), Messrs. Chandhok, Coyne, and George and Ms. Hawthorne, all of whom are considered independent for purposes of the 1940 Act and meet the independence requirements of Rule 10A-3 of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring:

•	the quality and integrity of our financial statements;

•	the adequacy of our system of internal controls;

•	the review of the independence and performance of, as well as communicate openly with, our independent registered public accounting firm; and

•	the performance of our internal audit function and our compliance with legal and regulatory requirements.

The Audit Committee will have the authority to approve the engagement, and review the performance, of our independent registered public accounting firm.

The Audit Committee also monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of our investments; reviews and approves recommendations by FEIM for changes to our valuation policies for submission to the Board for its approval; reviews FEIM’s presentations on valuation, including valuations from any independent valuation firm; and oversees the implementation of our valuation procedures by FEIM.

The Board has designated Messrs. Smith, Chandhok and Coyne and Ms. Hawthorne as “audit committee financial experts” pursuant to the provisions of Item 407(d)(5) of Regulation S-K, and, pursuant to the Audit Committee Charter, our Audit Committee consists solely of members who are Independent Trustees.

A copy of the charter of the Audit Committee is available on the Company’s website at www.FEPCF.com.

The Audit Committee met four times during the fiscal year ended December 31, 2025.

Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons, Mr. George (Chairperson), Ms. Hawthorne and Mr. Smith, all of whom are considered independent for purposes of the 1940 Act. The Nominating and Governance Committee operates pursuant to a charter approved by the Board, including making nominations, in compliance with our nominating procedures, for the appointment or election of Independent Trustees, personnel training policies and administering the provisions of the code of ethics and code of business conduct applicable to the Independent Trustees. The nominating procedures set forth our policy regarding trustee qualifications and skills, the process for identifying and evaluating trustee nominees, the process for evaluating trustee candidates nominated by shareholders, the process regarding shareholder communications with the Board and the policy regarding Trustees’ attendance at shareholder meetings.

The Nominating and Governance Committee will consider qualified trustee nominees recommended by shareholders when such recommendations are submitted in accordance with our Bylaws and the nominating procedures and any other applicable law, rule or regulation regarding trustee nominations. Shareholders may submit candidates for nomination to the Board by writing to: Board of Trustees of First Eagle Private Credit Fund, c/o Deputy General Counsel and Secretary, First Eagle Private Credit Fund, 1345 Avenue of the Americas, New York, NY 10105. When submitting a nomination to us for consideration, a shareholder must provide certain information proving his status as a shareholder and certain information about each person whom the shareholder proposes to nominate for election as a trustee, including: (i) the name of the shareholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership; (ii) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a trustee of the Company, and if requested by the Nominating and Governance Committee, a completed and signed trustee’s questionnaire; (iii) the class and number of shares of our common shares owned beneficially or of record by such individual; (iv) the date such shares were acquired and the investment intent of such acquisition; (v) whether such shareholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and (vi) all other information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of trustees pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a trustee if elected.

One of the goals of the Nominating and Governance Committee is to assemble a Board that brings us a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a trustee, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Company;

•	are able to work with the other members of the Board and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s shareholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

Other than the foregoing, there are no stated minimum criteria for trustee nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in our best interests and those of our shareholders. The Nominating and Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the trustees, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating and Governance Committee will identify a replacement nominee with the desired skills and experience in light of the criteria above. Current members of the Nominating and Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

A copy of the charter of the Nominating and Governance Committee and a copy of the nominating procedures are available on the Company’s website at www.FEPCF.com.

The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2025.

Certain Relationships and Transactions

Advisory Agreement, Subadvisory Agreement, Intermediary Manager Agreement and Administration Agreement

On August 15, 2025, funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, Inc. (the “Transaction”). First Eagle Holdings, Inc. is the parent company of the Advisers and FEF Distributors, LLC (the “Intermediary Manager”), the intermediary manager of the Company. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials and software industries.

The Transaction involved the buyout of all interests in First Eagle Holdings, Inc. previously held by funds indirectly controlled by Blackstone Inc. and Corsair Capital LLC and certain related co-investors.

The closing of the Transaction was deemed an “assignment” under the 1940 Act, as amended, of the prior advisory agreement between the Company and the Adviser (the “Prior Advisory Agreement”), the prior investment subadvisory agreement among the Company, the Adviser and the Subadviser (the “Prior Subadvisory Agreement,” and together with the Prior Advisory Agreement, the “Prior Advisory Agreements”) and the prior intermediary manager agreement between the Company and the Intermediary Manager (the “Prior Intermediary Manager Agreement”). Accordingly, a new investment advisory agreement between the Company and the Adviser (the “Advisory Agreement”), a new investment subadvisory agreement among the Company, the Adviser and the Subadviser (the “Subadvisory Agreement,” and together with the Advisory Agreement, the “Advisory Agreements”) and a new intermediary manager agreement between the Company and the Intermediary Manager (the “Intermediary Manager Agreement”) were approved by the Board of Trustees. In addition, at a special meeting of shareholders of the Company held on June 27, 2025, the shareholders of the Company approved the Advisory Agreements.

The Advisory Agreement, the Subadvisory Agreement and the Intermediary Manager Agreement, which are substantially similar to the Prior Advisory Agreement, the Prior Subadvisory Agreement and the Prior Intermediary Manager Agreement, respectively, became effective on August 15, 2025, as of the closing of the Transaction, and provide for the continuation of the Company’s investment program and distribution arrangements without interruption.

The closing of the Transaction also resulted in an assignment of the administration agreement (the “Administration Agreement”) between the Company and the Administrator. The assignment of the Administration Agreement was approved by the Board of Trustees.

The Transaction did not result in any change in the portfolio management or administration of the Company or in the Company’s investment objectives or policies.

Unless earlier terminated, each of the Advisory Agreement and the Subadvisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees.

For the year ended December 31, 2025, the base management fees were $3.8 million. As of December 31, 2025, $160 thousand was payable to the Adviser relating to management fees. For the year ended December 31, 2025, the Company accrued income-based incentive fees of $3.9 million. As of December 31, 2025, no compensation was payable to the Adviser for income-based incentive fees. The Company accrued no capital gains-based incentive fees for the year ended December 31, 2025. As of December 31, 2025, no compensation was payable to the Adviser for capital gains-based incentive fees.

For the year ended December 31, 2025, the Company incurred $1.7 million in expenses under the Administration Agreement, which was included in accrued administration expense on the Company’s Consolidated Statement of Assets and Liabilities in the Annual Report. As of December 31, 2025, $391 thousand was due to the Administrator for direct expenses paid on the Company’s behalf, which was included in “Due to affiliates” on the Consolidated Statement of Assets and Liabilities in the Annual Report.

The Company reimburses the Administrator for its allocable portion of the costs and expenses incurred by the Administrator in performance by the Administrator of its duties under the Administration Agreement, including technology costs and the Company’s allocable portion of cost of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs, which may include personnel at FEIM, FEAC or Napier Park, as well as any costs and expenses incurred by the Administrator relating to any administrative or operating services provided by the Administrator to the Company.

Expense Support and Conditional Reimbursement Agreement

The Company has entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. Pursuant to the Expense Support Agreement, from June 6, 2024 through the term of the Expense Support Agreement, which shall be through at least June 6, 2027, the Adviser is obligated to advance all of the Company’s Other Operating Expenses to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Company’s NAV. Any Required Expense Payment must be paid by the Adviser to the Company in any combination of cash or other immediately available funds and/or offset against amounts due from the Company to the Adviser or its affiliates. “Other Operating Expenses” means the Company’s organization and offering expenses, professional fees (including accounting, legal and auditing fees), custodian and transfer agent fees, third-party valuation service fees, insurance costs, trustee fees, administration fees and other general and administrative expenses. For the avoidance of doubt, “Other Operating Expenses” excludes: (i) base management fees; (ii) incentive fees; (iii) shareholder servicing and/or distribution fees; (iv) brokerage costs or other investment-related out-of-pocket expenses; (v) dividend/interest payments (including any dividend payments, interest expense, commitment fees, or other expenses related to any leverage incurred by the Company); (vi) taxes and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).

The Adviser may elect to pay, at such times as the Adviser determines, certain additional expenses on the Company’s behalf, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Company. Any voluntary expense payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.

Following any calendar month (such calendar month, the “Applicable Calendar Month”) in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in the Applicable Calendar Month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to or on behalf of the Company within three (3) years prior to the last business day of the Applicable Calendar Month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

Notwithstanding anything to the contrary in the Expense Support Agreement, no Reimbursement Payment for any Applicable Calendar Month shall be made if: (1) the Effective Rate of Distributions Per Share declared by the Company at the time of such proposed Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates unless such decrease in the Effective Rate of Distribution Per Share is as a result of a reduction in SOFR, or (2) the Company’s Other Operating Expenses at the time of such Reimbursement Payment exceed 1.00% of the Company’s net asset value at the end of the Applicable Calendar Month. For the purposes of the Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365-day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder servicing fees, and declared special dividends or special distributions, if any.

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the Applicable Calendar Month, except to the extent the Adviser has waived its right to receive such payment for the Applicable Calendar Month.

Co-Investment
Exemptive Relief
The 1940 Act generally prohibits BDCs, such as the Company, from making certain negotiated co-investments
with affiliates absent an order from the SEC permitting the BDC to do so. On June 3, 2025, the Company, the Adviser and certain of their affiliates were granted an order for exemptive relief by the SEC (the “Co-Investment Order”) for the Company to
co-invest
with Affiliated Entities (as defined in the
Co-Investment
Order), in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. Pursuant to the
Co-Investment
Order, the Company generally is permitted to
co-invest
with certain of its affiliates if such
co-investments
are done on the same terms and at the same time, as further detailed in the
Co-Investment
Order. The
Co-Investment
Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when the Company co-invests
with its affiliates in an issuer where an affiliate of the Company has an existing investment in the issuer, and (2) if the Company disposes of an asset acquired in a transaction under the
Co-Investment
Order unless the disposition is done on a pro rata basis. Pursuant to the
Co-Investment
Order, the Board oversees the Company’s participation in the co-investment
program. As required by the
Co-Investment
Order, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with t
h
e terms of the
Co-Investment
Order, and the Adviser and the Company’s Chief Compliance Officer will provide reporting to the Board.
Insider Trading Policy
The Company maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by Trustees, officers and the Company, and has implemented processes for the Company that the Company believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations. A copy of the Company’s insider trading policy is filed as Exhibit 19 to the Company’s Annual Report.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PwC acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Company knows of no direct financial or material indirect financial interest of PwC in the Company. A representative of PwC will be present at the Meeting, and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Meeting and the appointment of PwC as independent registered public accounting firm for the fiscal year ending December 31, 2026 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint PwC as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Principal Accounting Fees and Services

The following table sets forth for the Company the aggregate fees billed by PwC for the Company’s last two fiscal years, as a result of professional services rendered for:

(1)

Audit Fees for professional services provided by PwC for the audit of the Company’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings;

(2)

Audit-Related Fees for any services rendered by PwC to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards;

(3)

Tax Fees for all services performed by professional staff in PwC’s tax division except those services related to the audits. This category includes fees for services provided in connection with the preparation and review of the Company’s tax returns; and

(4)	All Other Fees for products and services provided to the Company by PwC other than those services reported below under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

	2025	2024
Audit Fees	$410,000	$400,000
Audit-Related Fees	$47,000	—
Tax Fees	$92,575	$56,600
All Other Fees	—	—
Total	$549,575	$456,600

No non-audit fees were billed to the Adviser and service affiliates by PwC for non-audit services for the years ended December 31, 2025 and 2024. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

The Audit Committee is required to pre-approve all audit and non-audit services performed by our independent auditor in order to assure that the performance of these services does not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted a Pre-Approval of Independent Auditor Services Policy (the “Policy”), which sets forth the conditions and procedures governing the pre-approval of services that our independent auditor proposes to provide. Our independent auditor has reviewed the Policy and has confirmed that the implementation of the Policy will not adversely affect its independence.

Audit Committee Report

The Audit Committee acts according to its charter (the “Charter”). Laurence Smith has been appointed as Chairperson of the Audit Committee. The Audit Committee is responsible for assisting the Board of Trustees in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s accounting and financial reporting processes, policies and practices; the integrity of the Company’s financial statements; the adequacy of the Company’s overall system of internal controls; the Company’s compliance with legal and regulatory requirements; the qualification and independence of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function; and the review of the report required to be included in the Company’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Company’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The duties and powers of the Audit Committee include reviewing with the independent auditors any audit problems or difficulties which have arisen and the Company’s management’s response thereto, evaluating the qualifications, performance and independence of the independent auditors, reviewing and discussing the Company’s processes with respect to risk assessment and risk management and reviewing such other matters as may be appropriately delegated to the Audit Committee by the Board of Trustees. The Charter is available on the Company’s website, www.FEPCF.com. As set forth in the Charter, the function of the Audit Committee is oversight; it is the responsibility of the Company to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and the Audit Committee, as representatives of the Company’s shareholders. The independent registered public accounting firm for the Company reports directly to the Audit Committee.

In performing its oversight function, the Audit Committee reviewed and discussed with management of the Company and the independent registered public accounting firm, PwC, the audited financial statements of the Company as of and for the fiscal year ended December 31, 2025, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Company and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received from the independent registered public accounting firm the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Company’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to the Board of Trustees that the Company’s audited financial statements be included in the Annual Report.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Laurence Smith, Audit Committee Chairperson

Rajender Chandhok

Patrick Coyne

Stuart George

Nancy Hawthorne

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the common shares of beneficial interest present in person or represented by proxy and entitled to vote on this proposal, provided a quorum is present, is required to ratify the appointment of PwC to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. The ratification of the appointment of PwC as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm, in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER & INTERESTED PARTY COMMUNICATIONS WITH BOARD OF TRUSTEES

Shareholders and other interested parties may mail written communications to the full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Deputy General Counsel and Secretary of First Eagle Private Credit Fund, 1345 Avenue of the Americas, New York, NY 10105. All shareholder or interested party communications received by the Deputy General Counsel and Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees committee or the specified individual Trustees, as applicable, except that the Deputy General Counsel and Secretary may, in good faith, determine that a shareholder or interested party communication should not be so forwarded if it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Company or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

To submit a shareholder proposal for the Company’s 2027 annual meeting for inclusion in the Company’s proxy statement and form of proxy, a shareholder is required to send the Company a notice of, and specified information with respect to, any proposals pursuant to Rule 14a-8 under the Exchange Act not less than one hundred twenty (120) days prior to the first anniversary of the date of release of the proxy statement for the preceding year’s annual meeting. For the 2027 annual meeting of shareholders, the Company must receive such proposals no later than December 31, 2026. In addition, pursuant to the Company’s Bylaws, a shareholder is required to give to the Company notice of, and specified information with respect to, any proposals (including Trustee nominees) that such shareholder intends to present at the 2027 annual meeting not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting (provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made). Accordingly, a shareholder’s nomination of a candidate for Trustee or other proposal must be received no earlier than December 1, 2026 and no later than December 31, 2026 in order to be considered at the 2027 annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, the Company may solicit proxies in connection with the 2027 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Deputy General Counsel and Secretary of the Company does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

YOU CAN VOTE FOR THE NOMINEES AND ON THE OTHER MATTER VIA THE INTERNET, BY TELEPHONE, OR BY COMPLETING AND RETURNING THE PROXY CARD. VOTING INSTRUCTIONS ARE PRINTED ON YOUR PROXY CARD AND INCLUDED IN THE ACCOMPANYING PROXY STATEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY PROXY AS SOON AS POSSIBLE; VOTING BY INTERNET, TELEPHONE OR BY MAILING THE PROXY CARD ARE AVAILABLE OPTIONS.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and Annual Report by contacting the Company at c/o First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105.

FIRST EAGLE PRIVATE CREDIT FUND 1345 AVENUE OF THE AMERICAS, 48 FLOOR NEW YORK, NY 10105 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FEPCF2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST EAGLE PRIVATE CREDIT FUND The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. FIRST EAGLE PRIVATE CREDIT FUND 1345 AVENUE OF THE AMERICAS, 48 FLOOR NEW YORK, NY 10105 1. Elect two (2) trustees of the Company to hold office until the 2029 annual meeting of shareholders and until his or her successor shall have been elected and qualified; and 2. To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof will be voted on by the proxy holders in their discretion. ! ! ! To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the For All Withhold All For All Except 01) Nancy Hawthrone 02) Patrick Coyne

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting To Be Held On June 17, 2026: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V96865-TBD First Eagle Private Credit Fund Annual Meeting of Shareholders June 17, 2026 at 10:00 a.m., Eastern Time This proxy is solicited by the Board of Trustees The undersigned shareholder(s), revoking prior proxies, hereby appoint(s) David O’Connor, Jennifer Wilson, Laurence Paredes and Sheelyn Michael, collectively or individually, as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the 2026 Annual Meeting of First Eagle Private Credit Fund (the “Company”), to be held virtually on the Internet at www.virtualshareholdermeeting.com/FEPCF2026 on Wednesday, June 17, 2026, at 10:00 a.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if present, in accordance with the instructions on the reverse side. The undersigned acknowledge(s) receipt of the Notice and Proxy Statement relating to the Meeting and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” each of the trustee nominees listed on the reverse side and “FOR” proposal 2. This proxy also grants the above named proxies discretionary power to vote “FOR” a substitute trustee nominee if a designated trustee nominee declines or otherwise becomes unavailable for election, and upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Continued and to be signed on reverse side